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                           MFS(R)EMERGING GROWTH FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section is hereby restated as follows:

John W. Ballen, President and Chief Investment Officer of MFS, has been the portfolio manager of the fund since the fund's inception in 1986. Dale A. Dutile, a Vice President of MFS, has been employed in the investment management area of MFS since 1994. Mr. Dutile became a portfolio manager of the fund on February 1, 2000. John E. Lathrop, a Vice President of MFS, has been employed in the investment management area of MFS since 1994 and became a portfolio manager of the fund effective November 1, 2000. David E. Sette-Ducati, a Vice President of MFS, has been employed in the investment management area of MFS since 1995. Mr. Sette-Ducati also became a portfolio manager of the fund effective November 1, 2000.

                The date of this Supplement is November 1, 2000.

El presente Suplemento tambien se encuentran disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.